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                                                                   Exhibit 10.24

                               AMENDMENT NO. 1 TO
                            REVOLVING LOAN AGREEMENT


         This Amendment No. 1 to Revolving Loan Agreement (this "Amendment") dated as of October 8, 1998 is entered into with reference to the Revolving Loan Agreement dated as of July 28, 1998 among USEC Inc. ("Borrower"), the Lenders party thereto, First Union National Bank and Nationsbank, N.A., as Syndication Agents, and Bank of America National Trust and Savings Association, as Documentation Agent and Administrative Agent (the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

         Borrower and the Administrative Agent, acting with the consent of the Requisite Lenders pursuant to Section 11.2 of the Loan Agreement, agree as follows:

         1. Section 11.8. Section 11.8(b) of the Loan Agreement is amended by striking clauses (iv) and (v) thereof and inserting in their place the following:

                 (iv) assignments of a Pro Rata Share of any of Tranche A, Tranche B or Tranche C need not be accompanied by an assignment of the same Pro Rata Share of any other Tranche, or of any Pro Rata Share at all of any other Tranche, (v) [Intentionally Omitted],

         2. Exhibit D. Exhibit D to the Loan Agreement is amended to delete all references to the provisions contained in clauses (iv) or (v) of
Section 11.8(b) of the Loan Agreement, as in effect prior to this Amendment.

         3. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of all of the following, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:





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                 (a)      Counterparts of this Amendment executed by all
parties hereto; and

                 (b) Written consent of the Requisite Lenders as required under Section 11.2 of the Loan Agreement in the form of Exhibit A to this Amendment.

         4. Representation and Warranty. Borrower represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing.

         5. Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

         IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

USEC INC.                                          BANK OF AMERICA NATIONAL
                                                   TRUST AND SAVINGS ASSOCIA-
                                                   TION, as Administrative Agent

By:  /s/ Henry Z Shelton, Jr
   --------------------------------
          Henry Z Shelton, Jr.
          Vice President & CFO                     By:  /s/ Gina Meador
                                                      --------------------------
                                                             Gina Meador
                                                             Vice President





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                             Exhibit A to Amendment

                               CONSENT OF LENDER

         Reference is hereby made to that certain Revolving Loan Agreement dated as of July 28, 1998 among USEC Inc. ("Borrower"), the Lenders party thereto, First Union National Bank and Nationsbank, N.A., as Syndication Agents, and Bank of America National Trust and Savings Association, as Documentation Agent and Administrative Agent (the "Loan Agreement").

         The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.


         Date: October 1, 1998


                                  Bank of America, National Trust and
                                  Savings Association
                                  ---------------------------------------------
                                  [Name of Institution]



                                  By  /s/ Dianne P. Allen
                                     ------------------------------------------

                                  Dianne P. Allen, Vice President
                                  ---------------------------------------------
                                  [Printed Name and Title]





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                             Exhibit A to Amendment

                               CONSENT OF LENDER

         Reference is hereby made to that certain Revolving Loan Agreement dated as of July 28, 1998 among USEC Inc. ("Borrower"), the Lenders party thereto, First Union National Bank and Nationsbank, N.A., as Syndication Agents, and Bank of America National Trust and Savings Association, as Documentation Agent and Administrative Agent (the "Loan Agreement").

         The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.


         Date: October 1, 1998


                                  Wachovia Bank, N.A.
                                  ---------------------------------------------
                                  [Name of Institution]


                                  By  /s/ Fitzhugh L. Wickham III
                                     ------------------------------------------

                                  Fitzhugh L. Wickham III, Vice President
                                  ---------------------------------------------
                                  [Printed Name and Title]





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                             Exhibit A to Amendment

                               CONSENT OF LENDER

         Reference is hereby made to that certain Revolving Loan Agreement dated as of July 28, 1998 among USEC Inc. ("Borrower"), the Lenders party thereto, First Union National Bank and Nationsbank, N.A., as Syndication Agents, and Bank of America National Trust and Savings Association, as Documentation Agent and Administrative Agent (the "Loan Agreement").

         The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.


         Date: October 1, 1998


                                  Fleet National Bank
                                  ---------------------------------------------
                                  [Name of Institution]


                                  By  /s/ Stephen J. Hoffman
                                     ------------------------------------------

                                  Stephen J. Hoffman, Assistant Vice President
                                  ---------------------------------------------
                                  [Printed Name and Title]





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